                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 31, 2003 (JANUARY 23, 2003)


                                MICROISLET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              NEVADA                  0-27035             88-0408274
 (STATE OR OTHER JURISDICTION OF   (COMMISSION     (I.R.S. EMPL. IDENT. NO.)
  INCORPORATION OR ORGANIZATION)   FILE NUMBER)



6370 NANCY RIDGE DRIVE, SUITE 112,   SAN DIEGO, CA 92121
----------------------------------   ---------- --------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


(858) 657-0287
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE
-------    -----------------------------------------

The Annual Meeting of Stockholders of MicroIslet, Inc. (the "Company"), has been scheduled for May 29, 2003. The record date for the meeting has been set at April 2, 2003. The meeting will be held at a time and place to be announced in the formal notice of the meeting. The Company intends to mail the formal notice of the meeting and proxy materials on or about April 15, 2003.

The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission is February 28, 2003.

Unless the Company receives notice on or before February 28, 2003 of a nomination for director or other business to be brought before the meeting by a stockholder, the nomination or matter will not be presented for stockholder action at the meeting and will be disregarded. Such notice, in order to be timely, must conform to the requirements for advance notice set forth in the Company's bylaws. If the Company receives timely notice in accordance with its bylaws, management intends to exercise discretionary authority conferred in the form of proxy to vote on the matter as management sees fit, to the extent permitted by the rules of the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MICROISLET, INC.




Date: January 31, 2003                    By: /s/ JOHN F. STEEL IV
                                              -----------------------
                                              Chairman of the Board and Chief
                                              Executive Officer